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                                                                EXHIBIT 10.13

                    U.S. SMALL BUSINESS ADMINISTRATION (SBA)
                                    GUARANTY

                                                                 March 25, 1996


         In order to induce    Heller First Capital Corp.   (hereinafter called
                           ---------------------------------
"Lender") to
                          (SBA or other lending institution)

make a loan or loans, or renewal or extension thereof, to Virtual Reality Laboratories, Inc. (hereinafter called Debtor), the Undersigned hereby unconditionally guarantees to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor made by the Debtor to Lender, dated March 25, 1996 in the principal amount of $350,000.00 with interest at the rate of Prime +2.75 per cent per annum. Such note, and the interest thereon and all other sums payable with respect thereto are hereinafter collectively called "Liabilities." As security for the performance of this guaranty the Undersigned hereby mortgages, pledges, assigns, transfers and delivers to Lender certain collateral (if any), listed in the schedule on the reverse side hereof. The term "collateral" as used herein shall mean any funds, guaranties, agreements or other property or rights or interests of any nature whatsoever, or the proceeds thereof, which may have been, are, or hereafter may be, mortgaged, pledged, assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or the Undersigned or any other party to Lender or to the holder of the aforesaid note of the Debtor, or which may have been, are, or hereafter may be held by any party as trustee or otherwise, as security, whether immediate or underlying, for the performance of this guaranty or the payment of the Liabilities or any of them or any security therefor.

         The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time comprised in the collateral. The Undersigned hereby grants to Lender full power, in its uncontrolled discretion and without notice to the undersigned, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers:

         (a) To modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon (but not to increase the principal amount of the note of the Debtor to Lender). To grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto.

         (b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with respect to all or any part of the collateral, and to change the terms of any such agreement.



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         (c)   To forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the collateral;

         (d) To consent to the substitution, exchange, or release of all or any part of the collateral, whether or not the collateral, if any, received by Lender upon any such substitution, exchange or release shall be of the same or of a different character or value than the collateral surrendered by Lender.

         (e) In the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interests as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement, or notice of the time or place of sale or any adjournment thereof (the Undersigned hereby waiving any such demand, advertisement or notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender, in its uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law.

         This Addendum shall be attached to and made a part of that certain SBA Form 148 (Guaranty) dated March 25, 1996, between Heller First Capital Corp., a Delaware corporation and Lance Hudson Woeltjen and Susan H. Woeltjen.

         Guarantor acknowledges this Guaranty is secured by a Deed of Trust in favor of Lender on real property located in San Luis Obispo County, State of California. That deed of trust contains the following due on sale provision:

Lender may, at its option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable, whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25.00%) of the voting stock, partnership interests or limited liability company interests, as the case may be of Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

- - ---------------------------------
Lance Hudson Woeltjen

- - ---------------------------------
Susan H. Woeltjen

Date: March 25, 1996
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